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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                      ----------------------------------

                                   FORM 8-K


                                CURRENT REPORT


                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


                         Commission File Number 1-9601


        Date of Report (date of earliest event reported): March 6, 2007


                          K-V PHARMACEUTICAL COMPANY
            (Exact name of registrant as specified in its charter)


              DELAWARE                                   43-0618919
   (State or other jurisdiction of          (I.R.S. Employer Identification No.)
   incorporation or organization)


          2503 SOUTH HANLEY ROAD
            ST. LOUIS, MISSOURI                             63144
 (Address of principal executive offices)                 (Zip Code)



                                (314) 645-6600
             (Registrant's telephone number, including area code)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

       [ ] Written communications pursuant to Rule 425 under the Securities Act.
       [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
       [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
           Exchange Act.
       [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.



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                           SECTION 7 - REGULATION FD


ITEM 7.01         REGULATION FD DISCLOSURE

                  Attached and incorporated herein by reference as Exhibit 99 is a press release issued by K-V Pharmaceutical Company (the "Company") announcing the finding of a Minneapolis Federal District Court jury in favor of ETHEX/KV on all claims made against the Company and its ETHEX generic drug subsidiary by the branded pharmaceutical maker Solvay Pharmaceuticals, Inc. The information in this Form 8-K, including Exhibit 99 attached hereto, is being furnished under Regulation FD and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended. The Company has posted this Form 8-K on its internet website at www.kvpharmaceutical.com. A copy of the press release is attached hereto as
Exhibit 99.

ITEM  9.01        FINANCIAL STATEMENTS AND EXHIBITS.

                  (d) The following exhibit is furnished as part of this
                      report:

                  Exhibit Number                   Description
                  --------------                   -----------

                       99 Press Release dated March 6, 2007, issued by K-V Pharmaceutical Company



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                                  SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: March 7, 2007

                                  K-V PHARMACEUTICAL COMPANY


                                  By:  /s/ RICHARD H. CHIBNALL
                                     -----------------------------------------
                                     Richard H. Chibnall
                                     Vice President, Finance



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